Exhibit 99.1

Diamond Foods March 10, 2010

Important Information This material contains forward-looking statements, including forecasts of growth, long-term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; government regulations could increase our costs; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; risk of failure to expand distribution in existing channels or secure new distribution outlets to sell our products, and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K for fiscal 2009, filed with the Securities and Exchange Commission on September 30, 2009, and in, or incorporated by reference into, any prospectus or prospectus supplement relating to an offering of our common stock. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes," "belief," "expects," "intends," "anticipates," "projects" or "plans" to be uncertain and forward-looking. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances subsequent to its presentation.

Investment Highlights Large, Fast Growing Markets Expanding Profitability Track Record of Successful Organic & Acquisition Growth Market-Leading Brands Innovative Product Development, Packaging and Promotions Product, Channel and Geographic Diversification

Diamond Foods Profile SNACK CULINARY High-Growth, Innovative Food Company Focused on Building, Acquiring and Energizing Brands

Double-Digit Retail Sales Growth $ Millions 2003 153.8 2004 187.5 2005 228.5 2006 274.9 2007 333.1 2008 370.4 2009 465.1 +20% CAGR 18 of 20 Quarters with Year-Over-Year Growth

Changing Business Mix Fuels Profitability Total Sales 2005 2009 non-retail 234 101 culinary 207 273 snack 41 183 $463 Snack Culinary Non-Retail $571 Snack Culinary Non-Retail $ Millions Building Strong Brands Innovating Increasing Distribution Leveraging Scale Expanding Margin 82% Gross Margin 10.5% 23.7% +1320 bps 49% Note: Culinary segment includes sales of In-shell segment

Category-Leading Innovation Portable Canisters New Breakfast Occasion 100 Calorie Packs Jumbo Kernels Jumbo Cashews Patented Salt Application Patented Cocoa Roast Process First to Market with High Quality Mix Patented Glazed Process Convenience Store/Immediate Consumption Packs Recipe Ready Packaging

We Build Brands with Strong Consumer Support Advertising Media Sponsorships Retail Content

Strong and improving market position *Source: Nielsen, Total U.S. Grocery Ended 02/10 Pop Secret Orville Regionals share 0.258 0.372 0.216 MW Popcorn $ Share Pop Secret Regionals Orville Diamond Planters Regionals share 0.289 0.032 0.436 Culinary Nuts $ Share Diamond Regionals Planters Emerald Planters Regionals share 0.097 0.327 0.263 Snack Nuts $ Share Emerald Regionals Planters

Earnings per Share* Actual Consensus Consistently Exceeding Expectations Twelve Consecutive Quarters of Outperformance Q3 -0.09 -0.16 Q4 0.05 0.03 Q1 0.52 0.44 Q2 0.17 0.16 Q3 0.07 0.05 Q4 0.16 0.13 Q1 0.67 0.62 Q2 0.37 0.31 Q3 0.16 0.14 Q4 0.25 0.18 Q1 0.88 0.85 Q2 0.48 0.47 FY07 FY08 Upside $0.07 $0.02 $0.08 $0.01 $0.02 $0.03 $0.05 $0.06 $0.03 $0.02 $0.07 FY09 FY10 $0.01 *Non-GAAP. See Appendix for Non-GAAP reconciliation

Diamond Foods Inc. 0.839 0.839 Ralcorp Holdings Inc. 0.656 0.656 General Mills Inc. 0.541 0.541 TreeHouse Foods Inc. 0.44 0.44 J.M. Smucker Co. 0.265 0.265 H.J. Heinz Co. 0.245 0.245 Lance Inc. 0.218 0.218 Kellogg Co. 0.175 0.175 Campbell Soup Co. 0.087 0.087 McCormick & Co. Inc. 0.086 0.086 ConAgra Foods Inc. 0.069 0.069 Kraft Foods Inc. -0.058 -0.058 Hershey Co. -0.365 -0.365 Strong Value Creation with Room to Grow Market Value % Change Since July 2005 & Current PEG Ratio Source: FactSet Note: Price changes in local currency % Change 1.2x 1.5x 1.5x 1.5x 2.0x 2.1x 1.0x 1.5x 1.4x 1.4x 1.1x 2.2x 2.4x PEG

Planned Kettle Foods Acquisition

Kettle Foods: Taking Diamond to the Next Level Adds complementary fast-growing premium brand to current portfolio, establishing an international snack platform Increase share and scale in snack aisle by leveraging existing distribution, retailer relationships, supply chain and infrastructure Accelerates top-line growth and accretive to margins Generates strong free cash flow for debt repayment Attractive valuation with potential upside

Kettle Foods Overview Iconic premium brand based on superior quality and taste in the world's two largest potato chip markets Outperforming the attractive potato chip category CAGR Series 2 Series 3 Series 4 Series 5 Series 6 Series 7 Series 8 Kettle 0.209 2876 1297 466 267 Total US Category 0.093 Series 2 Series 3 Series 4 Series 5 Series 6 Series 7 Series 8 Kettle 0.062 1100 233 3961 2876 1297 466 267 Total UK Category 0.056 Kettle US Kettle UK Sources: Nielsen total potato chips for Grocery (52 weeks ended 1/23/10) for US; Nielsen EPOS total crisps and snacks for Grocery (52 weeks ended 1/23/10) for UK Note: Growth reflects 1-year growth over prior like period 20.9% 6.2% $ Sales Growth £ Sales Growth

Compelling Growth Platform Expand distribution Further develop "Better-for-You" product offering Increase presence in mainstream snack aisle Gain share of single-serve size format Develop new product lines Leverage UK footprint for further European expansion Kettle US Kettle UK

5-6% 3-9% 10-15% Share of Snack Nuts Kettle US: Geographic Opportunity Potato Chip Market Size at Grocery and Kettle Share Pacific Size: $410M Share: 10.5% Source: Nielsen, US Grocery. Kettle: 52 weeks ended 1/23/10; Emerald: 52 weeks ended 12/31/09 Mountain Size: $210M Share: 4.2% Central Size: $1.2B Share: 1.5% Eastern Size: $1.2B Share: 2.1%

Kettle US: Unique "Better-for-You" Product Made with whole sliced potatoes Rival US brands are extruded or made from flakes Better tasting product with all-natural seasonings Lower fat and caloric content

Sources: Nielsen, Company information Notes: UK potato chip market (Nielsen, by value, 52 weeks ended 9/5/09); UK KETTLE chips net sales breakdown by format as of financial year ending 9/30/09 Kettle UK: Gain Share of Single-Serve Format UK Potato Chip Market Split by Format Kettle Net Sales Split by Format Deals Handy-pack 24 Multipacks 50 Sharing 25 Deals Handy-pack 17 Multipacks 10 Sharing 73

Kettle UK: New Product Line Development Crispier ridged texture and larger size Targets younger demographic currently not buying Kettle chips Bolder flavors not currently served by current product range Currently limited presence of Ridge alternatives

Pro Forma Company Highlights

Strengthened Financial Profile, Product & Geographic Mix Start Length Label DMND 0 571 571 Kettle 571 250.449 821.4 Pro Forma 0 821.4 821.4 FY 2009 Revenue ($ Millions) FY 2009 EBITDA Margin (%) Scale Current Diamond Product & Geographic Sales Mix Profitability Sales Culinary 241.893 Snack 188.9 In-shell 34.333 Other 105.814 Pro Forma Sales Product Mix Sales Culinary 241.893 Snack 439.349 In-shell 34.333 Other 105.814 Notes: Pro forma financial data and segment mix reflects Diamond's fiscal year ended 7/31/09 and Kettle's fiscal year ended 9/30/09 Assumes Kettle's sales contribute to Diamond's Snack segment Start Length Label DMND 0 0.11 0.11 Kettle 0 0.21 0.21 Pro Forma 0 0.14 0.14 Sales United States 486614 Non-U.S. 84326

Expanded Addressable Snack & Culinary Market Sources: Euromonitor, IRI, Nielsen and Company estimates Series 1 Series 2 1996 0.9 1.5 2.9 0.9 Produce Snacks Culinary Nuts Microwave Popcorn Snack Nuts Category origional data Total 37 24.7 Snack 6 $43B+ Total Potato Chips (US) Produce Snacks Culinary Nuts Category origional data Total 30.4 24.7 Snack 15.6 $46B+ Total Microwave Popcorn Snack Nuts Current Addressable Market: $6.2B Near-Term Addressable Market: $15.6B Potato Chips (UK) Series 1 Series 2 1996 3 5.9 0.9 1.5 2.9 0.9 $0.9B $2.9B $1.5B $0.9B $0.9B $2.9B $1.5B $0.9B $6.3B $3.1B US Snack & Culinary Market US Snack & Culinary Market plus UK Chips

Continue to expand Kettle's distribution beyond core US & UK markets Opportunity to leverage this platform for Diamond products Enhanced International Growth Platform Source: Euromonitor North America Europe Selected Kettle Markets Key Markets Potato Chip Market Value ($M) UK $3,124 Canada 928 Mexico 866 Spain 741 Germany 564 France 408 Norway 334 Italy 292 Netherlands 228 Sweden 210 Belgium 158 Total $7,853

Enhanced Manufacturing & Logistics

Recent Diamond Initiatives

- Installed second dedicated canister line and inline roasting packaging unit
- Increased capacity and brand mix per truckload
- Streamlined supply chain

+

Recent Kettle Initiatives

- Built Beloit facility in FY07; 50% capacity expansion in FY09
- Enhanced multipack capability
- Focused on continued automation



Salem, OR
Beloit, WI
Chicago, IL
Van Buren, IN
South Plainfield, NJ
Indianapolis, IN
Stockton, CA
Atlanta, GA
Robertsdale, AL
Norwich, England
Distribution Centers
Production Facilities
Kettle Facilities

NASDAQ: DMND

24

Financial Summary

FY2011 EPS Guidance of $2.25 - $2.35 Strong Momentum in 2010 Note: Fiscal year end 7/31 FY2010 and FY2011 estimates based on guidance provided on February 26, 2010 In the first half of FY2010: Snack sales grew 37% to $118M EPS increased 38% to $1.39 Increased FY2010 Outlook (Q2 vs Q1): Total net sales of $595 - $610M vs $585 - $605M Snack net sales of $230 - $240M vs $220 - $230M EPS of $1.79 - $1.83 vs $1.72 - $1.82 Performance Highlights $ Millions, except per share data

Track Record of Growth: Diamond Foods Revenue Adjusted EBITDA & Margin 2006 477.2 2007 522.585 2008 531.492 2009 570.9 1H09 346.1 1H10 364.8 $ Millions 2006 22.667 2007 29.1 2008 37.2 2009 61.1 1H09 38.3 1H10 45.9 $ Millions 3-year CAGR: 6% 5% 6% 7% 11% 3-year CAGR: 39% Note: Fiscal year end 7/31 11% 13%

Track Record of Growth: Kettle Foods Revenue Adjusted EBITDA & Margin 2007 200 2008 236 2009 250.449 1Q09 1Q10 $ Millions 2007 31.986 2008 43.917 2009 53.299 1Q09 1Q10 $ Millions 16% 2-year CAGR: 12% 2-year CAGR: 29% Notes: Fiscal year end 9/30. Average exchange rate for fiscal year utilized to translate GBP into USD, prepared in accordance with UK GAAP EBITDA not adjusted to exclude Lion ownership fees or one-time costs 19% 21%

Strong Cash Flow Generation Leads to Rapid Debt Paydown Net Debt & Leverage Q4 Q1 Q2 Q3 Q4 Q1 Q2 -55 201 133 124 90.3 104.7 85.56 $ Millions $124 $201 $133 $105 2009 2010 $90 3.1x 1.9x 1.8x 1.3x 1.4x $86 1.6x Rapid Paydown Note: Fiscal year end 7/31

Transaction Impact Estimated Sources & Uses Pro Forma Capitalization (1) Gross proceeds based on an assumed offering price of $37 per share Sources Amount % Total Existing cash $10.0 1.4% Revolver 139.1 18.8% Term Loan 400.0 54.0% Common stock offered hereby (1) 191.5 25.8% Total Sources $740.6 100.0% Uses Amount % Total Purchase of Kettle Foods $615.0 83.0% Refinancing existing indebtedness 97.5 13.2% Transaction costs 28.1 3.8% Total Uses $740.6 100.0% Pro Forma Capitalization as of 1/31/10 Amount % Total Revolver $139.1 10.3% Term Loan 400.0 29.6% Total Long Term Debt 539.1 39.9% Market Capitalization 813.1 60.1% Enterprise Value $1,352.2 100.0%

Investment Highlights Large, Fast Growing Markets Expanding Profitability Track Record of Successful Organic & Acquisition Growth Market-Leading Brands Innovative Product Development, Packaging and Promotions Product, Channel and Geographic Diversification

We Build, Acquire and Energize Brands

Appendix: Non-GAAP Reconciliation